UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2006
Commission File Number: 1-5273-1
Sterling Bancorp
(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

ITEMS 2.02 AND 7.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

ITEMS 2.02 AND 7.01
RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
On July 28, 2006 the Company announced its financial results for the quarter ended June 30, 2006. The Company’s press release announcing these results and containing certain other information is included as Exhibit 99.1
ITEM 8.01
OTHER EVENTS
The annual certification by the CEO to the New York Stock Exchange regarding the Company’s compliance with the NYSE’s corporate governance listing standards was timely filed without qualification on May 24, 2006. Disclosure of future filings of such certifications will be made in the Company’s annual report to shareholders.
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1	Press release dated July 28, 2006. The press release is furnished pursuant to Items 2.02 and 7.01, except that the unaudited consolidated balance sheet as of June 30, 2006 and unaudited consolidated statements of income, comprehensive income and changes in shareholders’ equity for the three and six months ended June 30, 2006 on pages 8, 9 and 10 of the press release shall be deemed “filed” for purposes of the Securities Exchange Act of 1934 rather than furnished pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: July 31, 2006

BY:	/s/ JOHN W. TIETJEN

JOHN W. TIETJEN
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release dated July 28, 2006